                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 18, 1999

    Prudential Government Income Fund, Inc. (the Fund), is an open-end, diversified management investment company, or mutual fund, which has as its investment objective the seeking of a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes and Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities; writing covered put and call options and purchasing put and call options. In an effort to hedge against changes in interest rates and thus preserve its capital, the Fund may also engage in transactions involving futures contracts on U.S. Government securities and options on such contracts. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 18, 1999, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----
Fund History..........................................   B-2
Description of the Fund, Its Investments and Risks....   B-2
Investment Restrictions...............................   B-15
Management of the Fund................................   B-16
Control Persons and Principal Holders of Securities...   B-19
Investment Advisory and Other Services................   B-19
Brokerage Allocation and Other Practices..............   B-24
Capital Shares, Other Securities and Organization.....   B-25
Purchase, Redemption and Pricing of Fund Shares.......   B-26
Shareholder Investment Account........................   B-37
Net Asset Value.......................................   B-42
Taxes, Dividends and Distributions....................   B-42
Performance Information...............................   B-45
Financial Statements..................................   B-47
Report of Independent Accountants.....................   B-60
Appendix I -- Historical Performance Data.............   I-1
Appendix II -- General Investment Information.........   II-1
Appendix III -- Information Relating to Prudential....   III-1

--------------------------------------------------------------------------------

MF128B

                                  FUND HISTORY

    The Fund was organized under the laws of Maryland on April 8, 1983.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS.

    The Fund will seek to achieve its investment objective of high current return primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These guarantees apply only to the payment of principal and interest on these securities and do not extend to the securities' yield or value, which are likely to vary with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. The Fund will also write covered call options and covered put options and purchasing put and call options. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in U.S. Government securities. U.S. Government securities which are purchased pursuant to repurchase agreements or on a when-issued or delayed delivery basis will be treated as U.S. Government securities for purposes of this calculation.

    High current return means the return received from interest income from U.S. Government and other debt securities and from net gains realized from sales of portfolio securities. The Fund may also realize income from premiums from covered put and call options written by the Fund on U.S. Government securities as well as options on futures contracts on U.S. Government securities and net gains from closing purchase and sales transactions with respect to these options. The writing of options on U.S. Government securities and options on futures contracts on U.S. Government securities may limit the Fund's potential for capital gains on its portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT
INSTRUMENTALITIES. Mortgages backing the securities purchased by the Fund include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium. The opposite is true for pass-throughs purchased at a discount.

    The Fund may also invest in balloon payment mortgage-backed securities. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal.

    The Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

    GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. The Fund's adviser may re-evaluate the Fund's investment objectives and policies if any such legislative proposals are adopted.

    GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

    LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

    FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

    GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

    CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS

    Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

OTHER INVESTMENTS AND POLICIES

    Up to 35% of the total assets of the Fund may be committed to investments other than U.S. Government securities. These investments would include the securities described in this subsection as well as purchased put and call options and purchased put options on futures contracts. See "Options Transactions" and "Futures Contracts on U.S. Government Securities." The Fund may invest in debt obligations rated at least A by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's) or, if unrated, deemed to be of comparable credit quality by the Fund's investment adviser. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Fixed rate debt securities may also be subject to call provisions.

MONEY MARKET INSTRUMENTS

    The Fund is permitted to invest up to 20% of its total assets in high quality money market instruments, including commercial paper of domestic corporations and certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Such obligations will, at the time of purchase, be rated within the two highest quality grades as determined by a nationally recognized statistical rating organization (NRSRO) (such as Moody's or S&P) or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser.

FOREIGN BANK OBLIGATIONS

    The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks only if after giving effect to such investment all such investments would constitute less than 10% of the Fund's total assets (determined at the time of investment). These investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about a foreign bank or foreign branch of a U.S. bank than about a domestic bank and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.

WORLD BANK OBLIGATIONS

    The Fund may also purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

ADJUSTABLE RATE DEBT SECURITIES

    The Fund is permitted to invest in adjustable rate debt securities, including securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. The value of adjustable rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower NAV until the coupon resets to market rates.

ASSET-BACKED SECURITIES

    The Fund may also invest up to 20% of its total assets in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, have been securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured. In connection with automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. The Fund will only invest in asset-backed securities rated at least A by S&P or Moody's or, if unrated, of equivalent quality in the judgment of the Fund's investment adviser.

OPTION WRITING AND RELATED RISKS

    The Fund will write (that is, sell) covered call or put options which are traded on registered securities exchanges (the Exchanges) and may also write such options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (OTC options). A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

OPTIONS TRANSACTIONS

    Exchange-traded options are issued by the Options Clearing Corporation (OCC) which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options represent a contract between a U.S. Government securities dealer and the Fund with no guarantee of the OCC. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the U.S. Government securities underlying the OTC option. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Exchange-traded options generally have a continuous liquid market while OTC options do not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC option transactions only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Fund provides substitute cover. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

    The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

    So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction.

    The Fund writes only "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will (a) own the underlying securities subject to the option, except that, in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option or (b) deposit and maintain in a segregated account cash or other liquid assets having a value at least equal to the fluctuating market value of the securities underlying the call. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it will (a) deposit and maintain in a segregated account cash or other liquid assets having a value equal to or greater than the exercise price of the option, or (b) own a put option on the same security with an exercise price the same or higher than the exercise price of the put option sold or, if lower, deposit and maintain the differential in cash or other liquid assets in a segregated account.

    To the extent that a secondary market is available on the Exchanges, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

    Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities or other cover against which it can write options. If the Fund writes a substantial number of options, its portfolio turnover will be higher than if it did not do so. Portfolio turnover will increase to the extent that options written by the Fund are exercised. Because the exercise of such options depends on changes in the price of the underlying securities, the Fund's portfolio turnover rate cannot be accurately predicted. See "Portfolio Turnover" below.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

    ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

    ON TREASURY BILLS. Because the availability of deliverable Treasury Bills changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

    ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund intends to purchase and write such options should they commence trading on any Exchange.

    Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

    A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES

    CHARACTERISTICS AND PURPOSE OF INTEREST RATE FUTURES. The Fund may purchase and sell U.S. Exchange-traded interest-rate futures. Currently, there are futures contracts based on U.S. Treasury Bonds, U.S. Treasury Notes, three-month U.S. Treasury Bills and GNMA certificates. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that futures contracts will be performed. Although futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    CHARACTERISTICS. The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract, it will initially be required to deposit in a segregated account for the benefit of the broker (the futures commission merchant) an amount of "initial margin" of cash or U.S. Treasury Bills, currently equal to approximately 1 1/2 to 2% of the contract amount for futures on Treasury Bonds and Notes and approximately 1/10 of 1% of the contract amount for futures on Treasury Bills. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "marking to market." At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an offsetting position which will operate to terminate the Fund's position in the futures contract. While interest rate futures contracts provide for the delivery and acceptance of securities, most futures contracts are terminated by entering into offsetting transactions.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading futures contracts on U.S. Government securities may not conform to the hours during which the Fund may trade such securities. To the extent that the futures markets close before or after the U.S. Government securities markets, significant variations can occur in one market that cannot be reflected in the other market. See "Risks of Hedging and Return Enhancement Strategies" below.

OPTIONS ON FUTURES CONTRACTS

    CHARACTERISTICS. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on GNMAs, U.S. Treasury Bonds and U.S. Treasury Notes on The Chicago Board of Trade and U.S. Treasury Bills on the International Monetary Market at the Chicago Mercantile Exchange.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    The Fund will be considered covered with respect to a call option it writes on a futures contract if it (a) owns a long position in the underlying futures contract or the security underlying the futures contract, (b) owns a security which is deliverable under the futures contract or (c) owns a separate call option to purchase the same futures contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. The Fund is considered covered with respect to a put option it writes on a futures contract if it (a) segregates and maintains in a segregated account cash or other liquid assets at all times equal in value to the exercise price of the put (less any related margin deposited), or (b) owns a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund or, if lower, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

    The Fund will be required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to the Fund's futures commissions merchants' requirements similar to those applicable to futures contracts, described above.

    The skills needed to trade futures contracts and options thereon are different than those needed to select U.S. Government securities. The Fund's investment adviser has experience in managing other securities portfolios which uses similar options and futures strategies as the Fund.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases such purchases will not be executed until the offsetting futures contracts can be sold.

    Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

    In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (THAT IS, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contracts. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, than it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

RISKS OF TRANSACTIONS IN OPTIONS AND FINANCIAL FUTURES

    Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options

(plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities (or currencies).

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REPURCHASE AGREEMENTS

    The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES LENDING

    The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell U.S. Government securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will maintain in a segregated account cash or other liquid assets, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

ZERO COUPON BONDS

    The Fund may invest up to 5% of its total assets in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.

SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's net assets (determined at the time of the short sale) are held as collateral for such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

    Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

    The Fund may enter into dollar rolls in which the Fund sells securities to be issued and delivered in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Reverse repurchase agreements and dollar rolls (other than covered rolls) are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Covered rolls, however, are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities.

    The Fund will establish a segregated account in which it will maintain cash or other liquid assets, equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

INTEREST RATE TRANSACTIONS

    The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share (NAV) at least equal to the accrued excess will be maintained in a segregated account that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES

    The Fund may hold up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) either within or outside of the United States and securities that are not readily marketable.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, securities with contractual restrictions and commercial paper that have a readily available market, will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    The staff of the Commission has also taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as cover as liquid.

BORROWING

    The Fund will not purchase securities when borrowings exceed 5% of the value of Fund's total assets.

SEGREGATED ASSETS

    When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, foreign securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily. Such hedging transactions may involve when-issued and delayed delivery securities, futures contracts, options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

(D) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in money market instruments, hold cash and engage in repurchase agreement transactions. Investing heavily in these securities limits our ability to achieve a high level of income, but may help to preserve the Fund's assets.

(E) PORTFOLIO TURNOVER

    The Fund's portfolio turnover rate for the fiscal years ended February 28, 1998 and February 28, 1999 was 88% and 106%, respectively. The investment adviser expects that, under normal circumstances, if the Fund writes a substantial number of options, and those options are exercised, the Fund's portfolio turnover rate may be as high as 250% or higher. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position, except short sales "against the box."

    3. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the writing of options on debt securities or on interest rate futures contracts or other financial futures contracts are not deemed to be a pledge of assets and neither such arrangements, nor the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options, nor obligations of the Fund to Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, except it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, interest rate futures contracts and other financial futures contracts and options thereon.

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8.  Make investments for the purpose of exercising control or management.

    9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    10. Invest in interests in oil, gas or other mineral exploration or development programs.

    11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

    12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

    13. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write put and call options on U.S. Government securities, purchase put and call options on U.S. Government securities and purchase or sell interest rate futures contracts and other financial futures contracts and related options.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE         POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
Edward D. Beach (74)           Director                 President and Director of BMC Fund, Inc., a closed-end
                                                         investment company; prior thereto, Vice Chairman of
                                                         Broyhill Furniture Industries, Inc.; Certified Public
                                                         Accountant; Secretary and Treasurer of Broyhill Family
                                                         Foundation, Inc.; Member of the Board of Trustees of Mars
                                                         Hill College; Director of The High Yield Income Fund,
                                                         Inc.
Eugene C. Dorsey (72)          Director                 Retired President, Chief Executive Officer and Trustee of
                                                         the Gannett Foundation (now Freedom Forum); former
                                                         Publisher of four Gannett newspapers and Vice President
                                                         of Gannett Company; past Chairman of Independent Sector
                                                         (national coalition of philanthropic organizations);
                                                         former Chairman of the American Council for the Arts;
                                                         Director of the Advisory Board of Chase Manhattan Bank of
                                                         Rochester, The High Yield Income Fund, Inc. and First
                                                         Financial Fund, Inc.
Delayne Dedrick Gold (60)      Director                 Marketing and Management Consultant; Director of The High
                                                         Yield Income Fund, Inc.
*Robert F. Gunia (52)          Director and President   President (since March 1999) and Vice President (September
                                                         1997-March 1999), The Prudential Insurance Company of
                                                         America; Executive Vice President and Treasurer (since
                                                         December 1996), Prudential Investments Fund Management
                                                         LLC (PIFM); Senior Vice President (since March 1987) of
                                                         Prudential Securities Incorporated (Prudential
                                                         Securities); formerly Chief Administrative Officer (July
                                                         1990-September 1996), Director (January 1989-September
                                                         1996) and Executive Vice President, Treasurer and Chief
                                                         Financial Officer (June 1987-September 1996) of
                                                         Prudential Mutual Fund Management, Inc. (PMF); Vice
                                                         President and Director of The Asia Pacific Fund, Inc.
                                                         (since May 1989); Director of The High Yield Income Fund,
                                                         Inc.

                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE         POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
Thomas T. Mooney (57)          Director                 President of the Greater Rochester Metro Chamber of
                                                         Commerce; formerly Rochester City Manager; Trustee of
                                                         Center for Governmental Research, Inc.; Director of Blue
                                                         Cross of Rochester, The Business Council of New York
                                                         State, Monroe County Water Authority, Rochester Jobs,
                                                         Inc., Northeast-Midwest Institute, Executive Service
                                                         Corps of Rochester, Monroe County Industrial Development
                                                         Corporation and The High Yield Income Fund, Inc.;
                                                         President, Director and Treasurer of First Financial
                                                         Fund, Inc. and The High Yield Plus Fund, Inc.
Thomas H. O'Brien (74)         Director                 President, O'Brien Associates (financial and management
                                                         consultants) (since April 1984); formerly President of
                                                         Jamaica Water Securities Corp. (holding company)
                                                         (February 1989-August 1990); Chairman and Chief Executive
                                                         Officer (September 1987-February 1989) and Director
                                                         (September 1987-April 1990) of Jamaica Water Supply
                                                         Company; Director and President of Winthrop Regional
                                                         Health Systems, Inc. and United Presbyterian Homes;
                                                         Director of Ridgewood Savings Bank; Trustee of Hofstra
                                                         University. Director of The High Yield Income Fund, Inc.
Richard A. Redeker (54)        Director                 Formerly President, Chief Executive Officer and Director
                                                         (October 1993-September 1996), PMF; Executive Vice
                                                         President, Director and Member of the Operating Committee
                                                         (October 1993-September 1996), Prudential Securities;
                                                         Director (October 1993-September 1996) of Prudential
                                                         Securities Group, Inc. (PSG); Executive Vice President,
                                                         The Prudential Investment Corporation (July
                                                         1994-September 1996); Director (January 1994-September
                                                         1996) of Prudential Mutual Fund Distributors, Inc. (PMFD)
                                                         and Prudential Mutual Fund Services, Inc. (PMFS);
                                                         formerly Senior Executive Vice President and Director of
                                                         Kemper Financial Services, Inc. (September 1978-September
                                                         1993); Director of The High Yield Income Fund, Inc.
Nancy H. Teeters (68)          Director                 Economist; formerly Vice President and Chief Economist of
                                                         International Business Machines Corporation (March
                                                         1986-June 1990); Director of Inland Steel Industries
                                                         (since July 1991) and the High Yield Income Fund, Inc.
Louis A. Weil, III (57)        Director                 Chairman (since January 1999), President and Chief
                                                         Executive Officer (since January 1996) and Director
                                                         (since September 1991) of Central Newspapers, Inc.;
                                                         Chairman (since January 1996), Publisher and Chief
                                                         Executive Officer of Phoenix Newspapers, Inc. (August
                                                         1991-December 1995), prior thereto, Publisher of Time
                                                         Magazine (May 1989-March 1991); formerly President,
                                                         Publisher and Chief Executive Officer of the Detroit News
                                                         (February 1986-August 1989); formerly member of the
                                                         Advisory Board, Chase Manhattan Bank-Westchester,
                                                         Director of the High Yield Income Fund, Inc.

                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE         POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
Stephen M. Ungerman (45)       Assistant Treasurer      Tax Director (since March 1996) of Prudential Investments
                                                         and the Private Asset Group of The Prudential Insurance
                                                         Company of America; formerly First Vice President of
                                                         Prudential Mutual Fund Management, Inc. (February
                                                         1993-September 1996); prior thereto, Senior Tax Manager
                                                         at Price Waterhouse LLP (1981-January 1993).
Grace C. Torres (39)           Treasurer and Principal  First Vice President (since December 1996) of PIFM; First
                                Financial and            Vice President of Prudential Securities (since March
                                Accounting Officer       1994); formerly First Vice President (March
                                                         1994-September 1996), of Prudential Mutual Fund
                                                         Management, Inc., and Vice President (July 1989-March
                                                         1994) of Bankers Trust Corporation.
Deborah A. Docs (41)           Secretary                Vice President (since December 1996) of PIFM; Vice
                                                         President and Associate General Counsel (June
                                                         1991-September 1996) of PMF; Vice President and Associate
                                                         General Counsel of Prudential Securities (since December
                                                         1996).

------------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.
(1) Unless otherwise noted the address for each of the above persons is c/o:
    Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers and supervise the daily business operations of the Fund.

    The Fund pays each of its Directors who is not an affiliated person of the Manager annual compensation of $5,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director may be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey, and O'Brien are scheduled to retire on December 31, 1999.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM, the Prudential Investment Corporation (PIC) or the Subadviser annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Directors may be asked to serve.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended February 28, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of any other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calender year ended December 31, 1998.

                               COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT                           TOTAL COMPENSATION
                                       AGGREGATE      BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM FUND AND FUND
                                      COMPENSATION     AS PART OF FUND      BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                      FROM FUND          EXPENSES           RETIREMENT           DIRECTORS
-----------------------------------  --------------   -----------------  -------------------  ------------------
Edward D. Beach, Director            $    5,000                None                 N/A       $  135,000(38/63)*
Eugene C. Dorsey, Director**         $    5,000                None                 N/A       $   70,000(16/43)*
Delayne Dedrick Gold, Director       $    5,000                None                 N/A       $  135,000(38/63)*
Robert F. Gunia, Director and
 President (1)                           --                  --                  --                   --
Mendel A. Melzer, CFA, Former
 Director (1)                            --                  --                  --                   --
Thomas T. Mooney, Director**         $    5,000                None                 N/A       $  115,000(31/64)*
Thomas H. O'Brien, Director          $    5,000                None                 N/A       $   45,000(11/29)*
Richard A. Redeker, Director         $    1,250                None                 N/A               --
Brian M. Storms, Former Director
 (1)                                     --                  --                  --                   --
Nancy H. Teeters, Director           $    5,000                None                 N/A       $   90,000(23/42)*
Louis A. Weil, III, Director         $    5,000                None                 N/A       $   90,000(26/50)*

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

 ** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $87,401, and $143,909 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

(1) Robert F. Gunia, Mendel A. Melzer and Brian M. Storms, who are each current or former Interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.

    As of April 30, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

    As of April 30, 1999, the only beneficial owners, directly or indirectly of more than 5% of any class of shares of the Fund were: Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic PA 18507-1796 who held 1,745,957 Class Z shares of the Fund (16.4%); and Pru Defined Contribution Services, FBO PRU-NON-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic PA 18507-1755 who held 5,707,480 Class Z shares of the Fund (53.7%).

    As of April 30, 1999, Prudential Securities was the record holder for other beneficial owners of 55,428,182 Class A shares (or 55% of the outstanding Class A shares), 16,632,740 Class B shares (or 47% of the outstanding Class B shares), 720,096 Class C shares (or 71% of the outstanding Class C shares) and 810,676 Class Z shares (or 8% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is

Managed--Manager" in the Prospectus. As of January 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.7 billion. According to the Investment Company Institute, as of December 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

    The Manager is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly owned subsidiary of the Manager, serves as the Transfer Agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian) and the Fund's transfer and dividend disbursing agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the average daily net assets of the Fund up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. Currently, the Fund believes there are no such restrictions.

    In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Subadviser;

    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

    For the fiscal years ended February 28, 1999, February 28, 1998 and February 29, 1997, the Fund paid management fees to the Manager or its predecessors of $6,252,699, $6,507,621, and $7,351,081, respectively.

    The Manager has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998. Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and services activities, net as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The

Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25% of 1%) may not exceed .30 of 1%.

    For the fiscal year ended February 28, 1999, the Distributor and Prudential Securities collectively received payments of $1,396,191 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended February 28, 1999, the Distributor and Prudential Securities also received approximately $364,600 in initial sales charges.

    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25% of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to 1% (not including the service fee) of the average daily net assets of the Class B shares up to $3 billion, .80 of 1% of the next $1 billion of such assets and .50 of 1% of such assets in excess of $4 billion (asset-based sales charge), may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

    CLASS B PLAN. For the fiscal year ended February 28, 1999, the Distributor and Prudential Securities collectively received $2,661,668 from the Fund under the Class B Plan and collectively spent approximately $1,923,100 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately $0 (0%) was spent on printing and mailing of prospectuses to other than current shareholders, $507,500 (26.4%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and $1,415,600 (73.6%) on the aggregate of (i) payment of commissions and account servicing fees to financial advisers ($839,700 or 43.7%), and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($575,900 or 29.9%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prusec and the Distributor in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges (CDSC)" in the Prospectus. For the fiscal year ended February 28, 1999, the Distributor and Prudential Securities collectively received approximately $481,500 in contingent deferred sales charges attributable to the Class B shares.

    CLASS C PLAN. For the fiscal year ended February 28, 1999, the Distributor collectively received $36,587 from the Fund under the Class C Plan and spent approximately $50,300 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately $0 (0%) was spent on printing and mailing of prospectuses to other than current shareholders; $4,000 (8.0%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $46,300 (92.0%) on the aggregate of (i) payments of commission and account servicing fees to financial advisors ($29,200 or 58.0%) and (ii) an allocation of overhead and other branch office distribution-related expenses ($17,100 or 34.0%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. For the fiscal year ended February 28, 1999, the Distributor received approximately $6,600 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended February 28, 1999, the Distributor and Prudential Securities collectively received approximately $7,900 in initial sales charges with respect to Class C shares.

    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the Class A, B or C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

FEE WAIVERS/SUBSIDIES

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually limited distribution-related fees payable under the Class A, B and C Plans to .25 of 1%, .825 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the fiscal year ending February 29, 2000. Fee waivers will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reimbursement of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(C) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or its affiliates in any transaction in which Prudential Securities or its affiliates act as principal. Thus, it will not deal in U.S. Government securities with Prudential Securities or its affiliates acting as market maker, and it will not execute a negotiated trade with Prudential or its affiliates if execution involves Prudential Securities or its affiliates acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or its affiliates, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund.

Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    For the fiscal years ended February 28, 1999, February 28, 1998 and February 29, 1997, the Fund paid no brokerage commissions to Prudential Securities.

    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at February 28, 1999. As of February 28, 1999, the Fund held debt securities of the following: Bear Stearns & Co., Inc. $41,187,000; SBC Warburg Dillon Read Inc. $41,187,000; and Salomon Smith Barney Inc. $41,187,000.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock and 500 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class B shares have a conversion feature. Class Z shares are no currently offered for sale to investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares or Class C shares), or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees) which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services--Principal Underwriter, Distributor and Rule 12b-1 Plans" and "Shareholder Investment Account--Exchange Privilege."

    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Income Fund, specifying on the wire the account number assigned by PMFS and your name an identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale,
(c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at February 28, 1999, the maximum offering price of the Fund's shares is as follows:

CLASS A
  Net asset value and redemption price per Class A share.............  $    8.98
  Maximum sales charge (4% of offering price)........................        .37
                                                                       ---------
  Offering price to public...........................................  $    9.35
                                                                       ---------
                                                                       ---------
CLASS B
  Net asset value, offering price and redemption price per Class B
    share*...........................................................  $    8.99
                                                                       ---------
                                                                       ---------
CLASS C
  Net asset value and redemption price per Class C share*............  $    8.99
  Sales Charge (1% of offering price)................................        .09
                                                                       ---------
  Offering price to public...........................................  $    9.08
                                                                       ---------
                                                                       ---------
CLASS Z
  Net asset value, offering price and redemption price per Class Z
    share............................................................  $    8.97
                                                                       ---------
                                                                       ---------

------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investments for more than 4 years, but less than 5 years, you may consider purchasing Class A shares or Class C shares because:
(i) the maximum 4% initial sales charge plus the cumulative annual distribution-related fee on Class A shares; and (ii) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the contingent-deferred sales charge plus the cumulative annual distribution-related fee on Class B shares.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge of Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 5 years for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    BENEFIT PLAN. Class A Shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation or annuity plans under Section 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

    PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also by purchased at NAV by plans that have monies in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

    PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

    PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employee who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

    SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

    - officers of the Prudential Mutual Funds (including the Fund),

    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

    - employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    - investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution (h) orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); (i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs"),

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts for the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    - orders placed by clients of broker-dealer, investment advisers or planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - an individual;

    - the individual's spouse, their children and their parents;

    - the individual's and spouse's Individual Retirement Account (IRA);

    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors may aggregate the value of their existing holdings of the shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential Securities or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer of the Distributor plus in the case of Class C shares, an initial sales charge of 1%. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charges" below. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

    The Distributor will pay, from its own resources, sales commissions of up to 5% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

    PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

    INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    Class Z shares of the Fund currently are available for purchase by the following categories of investors:

    - pension, profit-sharing or other employee benefit plans qualified under
      Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

    - participants in any fee-based program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option;

    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option;

    - Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

    - the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities;

    - current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

    - employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan; and

    - Prudential with an investment of $10 million or more.

    After a Benefit Plan qualifies to purchase Class 2 shares, all subsequent purchases will be for Class Z shares.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

    REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in party by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through The Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal tax treatment of the redemption.

CONTINGENT DEFERRED SALES CHARGES

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account-- Exchange Privilege."

    The following table sets forth the rate of the CDSC applicable to redemptions of Class B shares:

                                                                        CONTINGENT DEFERRED SALES
                                                                        CHARGE AS A PERCENTAGE OF
                         YEAR SINCE PURCHASE                               DOLLARS INVESTED OR
                             PAYMENT MADE                                  REDEMPTION PROCEEDS
                         --------------------                           -------------------------
First.................................................................               5.0%
Second................................................................               4.0%
Third.................................................................               3.0%
Fourth................................................................               2.0%
Fifth.................................................................               1.0%
Sixth.................................................................               1.0%
Seventh...............................................................            None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

    (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

    (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

    (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

    (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

    The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    (5) Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or, in the case of a trust, a copy of the
                                               grantor's death certificate, plus a copy of
                                               the trust agreement identifying the grantor.
Disability--An individual will be considered   A copy of the Social Security Administration
disabled if he or she is unable to engage in   award letter or a letter from a physician on
any substantial gainful activity by reason of  the physician's letterhead stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust, the impairment which can be expected to result in  grantor) is permanently disabled. The letter
death or to be of long-continued and           must also indicate the date of disability.
indefinite duration.
Distribution from an IRA or 403(b) Custodial   A copy of the distribution form from the
Account                                        custodial firm indicating (i) the date of
                                               birth of the shareholder and (ii) that the
                                               shareholder is over age 59 1/2 and is taking
                                               a normal distribution--signed by the
                                               shareholder.
Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee indicating the reason
                                               for the distribution.
Excess Contributions                           A letter from the shareholder (for an IRA) or
                                               the plan administrator/trustee on company
                                               letterhead indicating the amount of the
                                               excess and whether or not taxes have been
                                               paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1998, on March 1, of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
        YEAR SINCE PURCHASE          -----------------------------------------------
           PAYMENT MADE               $500,001 TO $1 MILLION        OVER $1 MILLION
-----------------------------------  ------------------------       ----------------
First..............................             3.0%                        2.0%
Second.............................             2.0%                        1.0%
Third..............................             1.0%                        0%
Fourth and thereafter..............             0%                          0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

    PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

    OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchase of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the payment date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc.
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C, respectively, shares of other funds without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the exchange privilege for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on sixty (60) days' notice, and any fund, including the Fund, or Prudential Securities, has the right to reject any exchange application relating to such Fund's shares.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

    The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund-- Frequent Trading" in the Prospectus.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                           $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years....................................................   $     105    $     158    $     210    $     263
20 Years....................................................         170          255          340          424
15 Years....................................................         289          433          578          722
10 Years....................................................         547          820        1,093        1,366
 5 Years....................................................       1,361        2,041        2,721        3,402
See "Automatic Investment Plan (AIP)" below.

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for its 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account values applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)
                  CONTRIBUTIONS           PERSONAL
                  MADE OVER:              SAVINGS       IRA
                  --------------------    --------    --------
                  10 years............    $ 26,165    $ 31,291
                  15 years............      44,675      58,649
                  20 years............      68,109      98,846
                  25 years............      97,780     157,909
                  30 years............     135,346     244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions under the Internal Revenue Code will not be subject to tax withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, for example, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in a program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute a program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The price an investor pays for each share is based on the share value. The Fund's share value--known as the net asset value per share or NAV--is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of each U.S. Government security for which quotations are available will be based on the valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Options on U.S. Government securities traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange. Futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, the mean between the most recently quoted bid and asked prices on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day; at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

    The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies or other income related to its business of investing in securities and currencies, including, but not limited to, gains derived from options and futures on such securities or foreign currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the Fund's ability to engage in or close out transactions involving options on securities, interest rate futures and options thereon.

    The Fund has received a private letter ruling from the Internal Revenue Service (IRS) to the effect that the Fund's investments in options on U.S. Government securities, in interest rate futures contracts and in options thereon will be treated as "securities" for purposes of the foregoing requirements for qualification under Subchapter M of the Internal Revenue Code.

    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid imposition of excise tax.

    Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net capital gains (the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital loss), if any, are taxable as capital gains regardless of how long the investor has held his or her Fund shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund. Dividends paid by the Fund will not be subject to the dividends received deduction available to corporations. Distributions and gains from the sale, redemption or exchange of shares of the Fund may be subject to additional state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes.

    Dividends and distributions generally are taxable to shareholders in the year in which they are received; however, dividends declared in October, November and December and paid on the following January will be treated as having been paid on December 31 of such prior year. Under this rule, a shareholder may be taxed in one year on dividends received in the following January.

    Any distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the distributions. Furthermore, such distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of capital gains distributions, which are expected to be or have been announced.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Although the Fund does not receive interest payments on zero-coupon bonds in cash, it is required to accrue interest on such bonds for tax purposes. Accordingly, in order to meet the distribution requirements discussed above, the Fund may have to liquidate securities or borrow money. To date, the Fund has not engaged in borrowing or liquidated securities solely or primarily for the purpose of meeting income distribution requirements attributable to investments in zero coupon bonds.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject since the amount of the Fund's assets to be invested in various countries will vary.

    The Fund has a capital loss carryforward for federal income tax purposes as of February 28, 1999 of approximately $105,956,000, of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004 and $17,950,000 expires in 2005.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.

    If the Fund holds a U.S. Government security which is offset by a Section 1256 contract, the Fund is considered to hold a "mixed straddle". The Fund may elect whether to make a straddle-by-straddle identification of mixed straddles. By electing to identify its mixed straddles, the Fund can avoid the application of certain rules which could, in some circumstances, cause deferral or disallowance of losses, the change of long-term capital gains into short-term capital gains, or the change of short-term capital losses into long-term capital losses. Nevertheless, the Fund would be subject to the following rules.

    If the Fund owns a U.S. Government security and acquires an offsetting
Section 1256 contract in a transaction which the Fund elects to identify as a mixed straddle, the acquisition of the offsetting position will result in recognition of the unrealized gain or loss on the U.S. Government security. This gain or loss will be long-term or short-term depending on the holding period of the security at the time the mixed straddle is entered into. This recognition of unrealized gain or loss will be taken into account in determining the amount of income available for the Fund's quarterly distributions, and can result in an amount which is greater or less than the Fund's net realized gains being available for such distributions. If an amount which is less than the Fund's net realized gains is available for distribution, the Fund may elect to distribute more than such available amount, up to the full amount of such net realized gains.

    The rules for determining whether gain or loss upon exercise, expiration or termination of an identified mixed straddle will be treated as long-term, short-term, or sixty percent long-term and forty percent short-term are complex. In general, which treatment applies will depend upon the order of disposition of the Section 1256 and the non-Section 1256 positions of a straddle and whether all or fewer than all of such positions are disposed of on any day.

    If the Fund does not elect to identify a mixed straddle, no recognition of gain or loss on the U.S. Government securities in the Fund's portfolio will result when the mixed straddle is entered into. However, any gains or losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, change short-term losses into long-term losses, or change capital gains into ordinary income. A deferral or disallowance of recognition of a realized loss may result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    The Fund may also elect under Section 1256(d) of the Internal Revenue Code that the provisions of Section 1256 will not apply to Section 1256 contracts which are part of a mixed straddle. In the case of such an election, the taxation of options on U.S. Government securities and the taxation of futures will be governed by provisions of the Internal Revenue Code dealing with taxation of capital assets generally.

    OTC OPTIONS. Non-listed options on U.S. Government securities (OTC options) are not Section 1256 contracts. If an OTC option written by the Fund on U.S. Government securities expires, the amount of the premium will be treated as short-term capital gain. If the option is terminated through a closing purchase transaction, the Fund will generally recognize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If U.S. Government securities are delivered by the Fund upon exercise of a written call option, or sold to the Fund upon exercise of a written put option, the premium received when the option was written will be treated as an addition to the proceeds received in the case of the call option, or a decrease in the cost basis of the security received in the case of a put option. The gain or loss realized on the exercise of a written call option will be long-term or short-term depending upon the holding period of the U.S. Government security delivered.

    The premium paid for a purchased put or call option is a capital expenditure, and loss will be realized on the expiration, and gain or loss will be realized upon the sale of, a put or call option. The characterization of the gain or loss as short-term or long-term will depend upon the holding period of the option. If U.S. Government securities are purchased by the Fund upon exercise of a purchased call option, or delivered by the Fund upon exercise of a purchased put option, the premium paid when the option was purchased will be treated as an addition to the basis of the securities purchased in the case of a call option, or as a decrease in the proceeds received for the securities delivered in the case of a put option.

    Losses realized on straddles which include a purchased put option, can, under certain circumstances, be subject to a number of tax rules which might defer or disallow the losses in whole or in part, change long-term gains into short-term gains, change short-term losses into long-term losses, or change capital gains into ordinary income. As noted above, a deferral or disallowance of recognition of realized loss can result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has obtained a written letter of determination from the Pennsylvania Department of Revenue that the Fund is subject to the Pennsylvania foreign franchise and corporate net income tax. Accordingly, it is expected that Fund shares will be exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

                            PERFORMANCE INFORMATION

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

    Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)TO THE POWER OF 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    The yield for the 30-day period ended February 28, 1999 for the Fund's Class A, Class B, Class C and Class Z shares was 5.84%, 5.49%, 5.51% and 6.34%, respectively.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on any realized or unrealized gains and losses and changes in the Fund's expenses.

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)TO THE POWER OF n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    Below are the average annual total returns for the Fund's share classes for the periods ended February 28, 1999.

                               1       5      10         SINCE
                             YEAR    YEARS   YEARS     INCEPTION
                             -----   -----   -----   --------------
Class A....................  1.19%   5.57%    N/A    7.22%(1-22-90)
Class B....................  -0.17   5.58    7.30%   7.58(4-22-85)
Class C....................  2.86     N/A     N/A    6.71(8-1-94)
Class Z....................  5.58     N/A     N/A    6.31(3-4-96)

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Fund's share classes for the periods ended February 28, 1999.

                                    1 YEAR                 5 YEARS              10 YEARS           SINCE INCEPTION
                             ---------------------  ---------------------  -------------------  ---------------------
Class A....................             5.40%                 36.61%                  N/A           96.41%(1-22-90)
Class B....................             4.83                  32.22                102.34%         175.06(4-22-85)
Class C....................             4.91                    N/A                   N/A           35.95(8-1-94)
Class Z....................             5.58                    N/A                   N/A           20.12(3-4-96)

                                              PRUDENTIAL GOVERNMENT INCOME
Portfolio of Investments as of February 28, 1999
                                              FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.8%
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs--26.2%
             Federal Home Loan Mortgage Corp.,
$     392(c) 7.50%, 6/01/24                       $          403
    5,045    8.00%, 1/01/22 - 5/01/23                  5,262,872
    2,518    8.50%, 6/01/07 - 4/01/20                  2,669,288
    5,979    9.00%, 1/01/20                            6,356,411
    1,360    11.50%, 10/01/19                          1,541,470
             Federal National Mortgage Assoc.,
   26,221    6.00%, 1/01/29                           25,409,443
  105,996(a) 6.50%, 12/31/99 - 11/01/13              105,387,061
   37,867    7.00%, 12/31/99 - 9/01/26                38,344,233
   31,360    7.125%, 2/01/07                          32,016,723
   32,512    7.50%, 12/01/06 - 10/01/26               33,522,271
       13(b) 8.00%, 10/01/24                              13,587
    3,542    8.50%, 6/01/17 - 3/01/25                  3,727,860
    4,770    9.00%, 8/01/24 - 4/01/25                  5,055,660
      947    9.50%, 10/01/19 - 3/01/25                 1,007,979
             Government National Mortgage
                Assoc.,
   47,575    7.00%, 2/15/09 - 1/15/28                 48,309,268
   28,265(b) 7.50%, 5/15/02 - 11/15/24                29,127,237
      734    8.00%, 7/15/16 - 3/15/24                    767,818
   10,686    9.50%, 10/15/09 - 12/15/17               11,497,486
             Government National Mortgage Assoc. II,
    1,661    9.50%, 5/20/18 - 8/20/21                  1,769,036
                                                  --------------
             Total U.S. Government Agency
                Mortgage Pass-Throughs
                (cost $343,411,148)                  351,786,106
------------------------------------------------------------
U.S. Government Obligations--30.0%
             United States Treasury Bonds,
   20,000    7.25%, 8/15/22                           23,506,200
   20,000(b) 8.125%, 8/15/19                          25,350,000
   20,000    8.125%, 8/15/21                          25,606,200
   22,325    8.75%, 5/15/17                           29,524,812
   77,000    11.75%, 2/15/10                         100,930,060
    3,000(b) 12.00%, 8/15/13                           4,376,250
   68,400(b) 12.75%, 11/15/10                         95,642,352
             United States Treasury Notes,
$   7,100(b) 5.25%, 8/15/03                       $    7,083,386
    6,000(b) 5.50%, 1/31/03                            6,039,360
    3,000(b) 5.50%, 5/31/03                            3,018,750
    3,280(b) 6.50%, 5/31/01                            3,368,134
   16,000    7.875%, 11/15/04                         17,922,560
   23,000(b) 12.375%, 5/15/04                         30,191,180
             United States Treasury Strips,
   81,500    Zero Coupon, 11/15/15                    30,476,925
                                                  --------------
             Total U.S. Government Obligations
                (cost $412,903,139)                  403,036,169
------------------------------------------------------------
U.S. Government Agency Securities--25.9%
             Federal Home Loan Bank,
   25,000    5.75%, 10/15/07                          25,562,500
   20,000    5.88%, 11/25/08                          19,525,000
             Federal National Mortgage Assoc.,
   20,000    5.25%, 1/15/09                           19,153,200
   20,000    5.70%, 1/22/03, M.T.N.                   19,778,200
   21,000    5.86%, 8/20/03, M.T.N.                   20,835,990
   40,000    6.06%, 5/21/03, M.T.N.                   39,912,400
   20,000    6.30%, 9/25/02                           20,078,200
             Financing Corp.,
   13,505    9.40%, 2/08/18                           18,324,529
             Small Business Administration,
   17,186    Ser. 1995-20B, 8.15%, 2/01/15            18,302,933
   21,258    Ser. 1995-20L, 6.45%, 12/01/15           21,630,046
   30,868    Ser. 1996-20H, 7.25%, 8/01/16            32,102,939
   18,224    Ser. 1996-20K, 6.95%, 11/01/16           19,157,813
    9,398    Ser. 1997-20A, 7.15%, 1/01/17             9,773,575
   14,349    Ser. 1998-20I, 6.00%, 9/01/18            14,241,383
             Tennessee Valley Authority,
   20,297    3.375%, 1/15/07, I.I.S.                  18,942,865
      600    Ser. 1993-D, 7.25%, 7/15/43                 639,078
   30,000(b) Ser. 1995-B, 6.235%, 7/15/45             29,991,900
                                                  --------------
             Total U.S. Government Agency
                Securities
                (cost $348,838,937)                  347,952,551

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

                                              PRUDENTIAL GOVERNMENT INCOME
Portfolio of Investments as of February 28, 1999
                                              FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Corporate Bonds--7.8%
             Associates Corp. of North America,
$  15,000(b) 5.96%, 5/15/37                       $   15,300,000
             Merck and Co.,
   22,000(b) 5.76%, 5/03/37                           22,770,000
             New Jersey Economic Development
                Authority,
   60,000(b) Ser. A, 7.425%, 2/15/29                  66,965,400
                                                  --------------
             Total Corporate Bonds
                (cost $99,561,550)                   105,035,400
------------------------------------------------------------
Collateralized Mortgage Obligations--1.2%
             Bayview Financial Acquisition
                Trust,
    4,166    Ser. 1998-1, Class A-I,
                7.01%, 5/25/29                         4,129,777
             Resolution Trust Corp.,
    4,868    Ser. 1994-1, Class B2,
                7.75%, 9/25/29                         4,867,876
             Ryland Mortgage Participation Securities,
    1,696    Ser. 1993-3, Class A3,
                7.094%, 9/25/24, (ARM)                 1,689,542
             Structured Asset Securities Corp.,
    5,000    Ser. 1995-C1, Class C,
                7.375%, 9/25/24                        4,992,188
                                                  --------------
             Total Collateralized Mortgage Obligations
             (cost $15,099,540)                       15,679,383
------------------------------------------------------------
U.S. Government Agency - Stripped Securities--2.0%
             Federal National Mortgage Assoc.,
   30,000    Zero Coupon, 6/01/17                      9,759,300
             Financing Corp.,
    5,000    Zero Coupon, 3/07/04                      3,777,350
             Israel AID,
   25,584    Zero Coupon, 8/15/09                     13,923,325
                                                  --------------
             Total U.S. Government Agency -
                Stripped Securities
                (cost $26,305,428)                    27,459,975
------------------------------------------------------------
Supranational Bond--0.9%
             International Bank for
                Reconstruction & Development,
             8.625%, 10/15/16
   10,000(b)    (cost $12,400,900)                    12,532,300
Asset Backed Securities--1.8%
             Aesop Funding II LLC,
$  10,000    Ser. 1997-1, Class A2,
                6.40%, 10/20/03                   $   10,103,125
             Franchise Mortgage Acceptance Co.
                Loan Receivables Trust,
   33,058    Ser. 97-A, Class AX,
                2.795%, 4/15/19, (I/O)                 3,906,276
    4,000    Ser. 97-B, Class C,
                7.40%, 9/15/19                         3,770,469
             The Money Store Home Improvement
                Trust,
    6,125(b) Ser. 1997-1, Class M2,
                8.07%, 5/15/23                         6,147,434
                                                  --------------
             Total Asset Backed Securities
                (cost $25,067,680)                    23,927,304
                                                  --------------
             Total Long-Term Investments
                (cost $1,283,588,322)              1,287,409,188
SHORT-TERM INVESTMENT--10.6%
------------------------------------------------------------
Repurchase Agreement
             Joint Repurchase Agreement
                Account,
                4.76%, 3/01/99
  142,353       (cost $142,353,000; Note 5)          142,353,000
------------------------------------------------------------
Total Investments--106.4%
             (cost $1,425,941,322; Note 4)         1,429,762,188
             Liabilities in excess of other
                assets--(6.4%)                       (85,433,926)
                                                  --------------
             Net Assets--100%                     $1,344,328,262
                                                  --------------
                                                  --------------

---------------
AID--Agency for International Development
ARM--Adjusted Rate Mortgage
I.I.S.--Inflation Indexed Security
I/O--Interest Only
M.T.N.--Medium-Term Note
(a) Partial principal amount of $51,700,000 represents a to-be-
  announced ('TBA') mortgage dollar roll, see Note 1 and Note 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual amount.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

Statement of Assets and Liabilities      PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                       February 28, 1999
Investments excluding repurchase agreement, at value (cost $1,283,588,322)...............................       $ 1,287,409,188
Repurchase agreement, at value (cost $142,353,000).......................................................           142,353,000
Cash.....................................................................................................                43,767
Receivable for investments sold..........................................................................            91,789,192
Interest receivable......................................................................................            12,673,824
Receivable for Fund shares sold..........................................................................             2,523,005
Prepaid expenses and other assets........................................................................                30,570
                                                                                                               -----------------
   Total assets..........................................................................................         1,536,822,546
                                                                                                               -----------------
Liabilities
Payable for investments purchased........................................................................           186,860,418
Payable for Fund shares reacquired.......................................................................             2,303,895
Accrued expenses.........................................................................................             1,695,295
Dividends payable........................................................................................               714,034
Management fee payable...................................................................................               521,518
Distribution fee payable.................................................................................               399,124
                                                                                                               -----------------
   Total liabilities.....................................................................................           192,494,284
                                                                                                               -----------------
Net Assets...............................................................................................       $ 1,344,328,262
                                                                                                               -----------------
                                                                                                               -----------------
Net assets were comprised of:
   Common stock, at par..................................................................................       $     1,496,839
   Paid-in capital in excess of par......................................................................         1,444,966,923
                                                                                                               -----------------
                                                                                                                  1,446,463,762
   Accumulated net realized loss on investments..........................................................          (105,956,366)
   Net unrealized appreciation on investments............................................................             3,820,866
                                                                                                               -----------------
Net assets, February 28, 1999............................................................................       $ 1,344,328,262
                                                                                                               -----------------
                                                                                                               -----------------
Class A:
   Net asset value and redemption price per share
      ($895,038,825 / 99,669,935 shares of common stock issued and outstanding)..........................                 $8.98
   Maximum sales charge (4% of offering price)...........................................................                   .37
                                                                                                               -----------------
   Maximum offering price to public......................................................................                 $9.35
                                                                                                               -----------------
                                                                                                               -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($343,425,119 / 38,214,588 shares of common stock issued and outstanding)..........................                 $8.99
                                                                                                               -----------------
                                                                                                               -----------------
Class C:
   Net asset value and redemption price per share
      ($8,235,502 / 916,420 shares of common stock issued and outstanding)...............................                 $8.99
   Sales charge (1% of offering price)...................................................................                   .09
                                                                                                               -----------------
   Offering price to public..............................................................................                 $9.08
                                                                                                               -----------------
                                                                                                               -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($97,628,816 / 10,882,938 shares of common stock issued and outstanding)...........................                 $8.97
                                                                                                               -----------------
                                                                                                               -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
GOVERNMENT INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         February 28, 1999
Income
  Interest.................................     $  86,171,292
                                              -----------------
Expenses
  Management fee...........................         6,252,699
  Distribution fee--Class A................         1,396,191
  Distribution fee--Class B................         2,661,668
  Distribution fee--Class C................            36,587
  Transfer agent's fees and expenses.......         1,840,000
  Reports to shareholders..................           135,000
  Custodian's fees and expenses............           100,000
  Audit fee and expenses...................            44,000
  Directors' fees..........................            36,000
  Registration fees........................            27,000
  Legal fees and expenses..................            20,000
  Insurance expense........................            19,000
  Miscellaneous............................               666
                                              -----------------
     Total expenses........................        12,568,811
                                              -----------------
Net investment income......................        73,602,481
                                              -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
  Investment transactions..................        25,752,963
  Financial futures contracts..............        (2,025,877)
                                              -----------------
                                                   23,727,086
                                              -----------------
Net change in unrealized appreciation on:
  Investments..............................       (36,149,706)
  Financial futures contracts..............           (11,328)
                                              -----------------
                                                  (36,161,034)
                                              -----------------
Net loss on investments....................       (12,433,948)
                                              -----------------
Net Increase in Net Assets
Resulting from Operations..................     $  61,168,533
                                              -----------------
                                              -----------------

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
GOVERNMENT INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended February 28
in Net Assets                          1999                1998
Operations
  Net investment income........   $    73,602,481     $   82,317,930
  Net realized gain on
     investment transactions...        23,727,086          7,575,256
  Net change in unrealized
     appreciation
     (depreciation) on
     investments...............       (36,161,034)        32,415,923
                                 -----------------    --------------
  Net increase in net assets
     resulting from
     operations................        61,168,533        122,309,109
                                 -----------------    --------------
Dividends from net investment
  income (Note 1)
     Class A...................       (50,553,420)       (54,904,893)
     Class B...................       (17,378,979)       (22,493,247)
     Class C...................          (268,163)          (149,286)
     Class Z...................        (5,401,919)        (4,770,504)
                                 -----------------    --------------
                                      (73,602,481)       (82,317,930)
                                 -----------------    --------------
Fund share transactions (net of share
  conversions) (Notes 6 & 7):
  Net proceeds from shares
     subscribed................       393,970,010        236,235,904
  Net asset value of shares
     issued in reinvestment of
     dividends.................        47,502,780         51,329,375
  Cost of shares reacquired....      (337,878,336)      (472,675,912)
                                 -----------------    --------------
  Net increase (decrease) in
     net assets from Fund share
     transactions..............       103,594,454       (185,110,633)
                                 -----------------    --------------
Total increase (decrease)......        91,160,506       (145,119,454)
Net Assets
Beginning of year..............     1,253,167,756      1,398,287,210
                                 -----------------    --------------
End of year....................   $ 1,344,328,262     $1,253,167,756
                                 -----------------    --------------
                                 -----------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Prudential Government Income Fund, (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, and by engaging in various derivative transactions such as the purchase and sale of put and call options.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund values portfolio securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Lending: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. There were no loans outstanding as of February 28, 1999.
--------------------------------------------------------------------------------
                                       B-51

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par by $1,357,129 and decrease accumulated net realized losses on investments by $1,357,129 due to the expiration of capital loss carryforwards. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management, LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and
 .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the period March 1, 1998 through December 31, 1998. Effective January 1, 1999, such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares.

Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the year ended February 28, 1999.

Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .825 of 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the year ended February 28, 1999.

PSI and PIMS have advised the Fund that they received approximately $364,600 and $7,900 in front-end sales charges resulting from sales of
--------------------------------------------------------------------------------
                                       B-52

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Class A and Class C shares, respectively, during the year ended February 28, 1999. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended February 28, 1999 they received approximately $481,500 and $6,600 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended February 28, 1999. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on February 28, 1999 and has been extended through March 12, 1999 under the same terms.

As of March 11, 1999, the Funds entered into a syndicated credit agreement (SCA) with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. A commitment fee is paid quarterly at an annual rate of .065 of 1% on the unused portion of the credit facility. The SCA expires on March 10, 2000.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended February 28, 1999, the Fund incurred fees of approximately $1,835,200 for the services of PMFS. As of February 28, 1999, approximately $188,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 1999, were $1,337,638,544 and $1,301,197,911, respectively.

The federal income tax basis of the Fund's investments at February 28, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $3,820,866 (gross unrealized appreciation-$20,833,847; gross unrealized depreciation-$17,012,981).

The Fund had a capital loss carryforward as of February 28, 1999 of approximately $105,956,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004 and
$17,950,000 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

The average balance of dollar rolls outstanding during the year ended February 28, 1999 was approximately $11,957,000. The amount of dollar rolls outstanding at February 28, 1998 was $51,862,674 (principal $51,700,000), which was 3.4% of total assets.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 28, 1999, the Fund had a 19.61% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $142,353,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 4.76%, in the principal amount of $210,000,000, repurchase price $210,083,300, due 3/1/99. The value of the collateral including accrued interest was $215,525,470.

CIBC Oppenheimer Corp., 4.72%, in the principal amount of $95,815,000, repurchase price $95,852,687, due 3/1/99. The value of the collateral including accrued interest was $98,136,799.

Salomon Smith Barney Inc., 4.77%, in the principal amount of $210,000,000, repurchase price $210,083,475, due 3/1/99. The value of the collateral including accrued interest was $214,279,055.

Warburg Dillon Read LLC, 4.76%, in the principal amount of $210,000,000, repurchase price $210,083,300, due 3/1/99. The value of the collateral including accrued interest was $214,322,383.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares
--------------------------------------------------------------------------------
                                       B-53

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended February 28, 1999:
Shares sold........................   11,337,948   $ 103,420,990
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund (Note 7)....    9,218,999      85,302,295
Shares issued in reinvestment of
  dividends........................    3,393,079      30,992,330
Shares reacquired..................  (18,175,930)   (166,229,454)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    5,774,096      53,486,161
Shares issued upon conversion from
  Class B..........................    3,289,549      30,222,531
                                     -----------   -------------
Net increase in shares
  outstanding......................    9,063,645   $  83,708,692
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1998:
Shares sold........................   15,454,541   $ 136,602,902
Shares issued in reinvestment of
  dividends........................    3,691,357      32,742,038
Shares reacquired..................  (33,350,895)   (294,958,733)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................  (14,204,997)   (125,613,793)
Shares issued upon conversion from
  Class B..........................    6,652,848      58,526,575
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (7,552,149)  $ (67,087,218)
                                     -----------   -------------
                                     -----------   -------------
Class B                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended February 28, 1999:
Shares sold........................    8,957,322   $  82,525,127
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund (Note 7)....    5,348,280      49,472,834
Shares issued in reinvestment of
  dividends........................    1,197,788      10,945,704
Shares reacquired..................  (12,229,393)   (112,158,657)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    3,273,997      30,785,008
Shares reacquired upon conversion
  into Class A.....................   (3,285,972)    (30,222,531)
                                     -----------   -------------
Net decrease in shares
  outstanding......................      (11,975)  $     562,477
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1998:
Shares sold........................    3,258,103   $  29,057,734
Shares issued in reinvestment of
  dividends........................    1,549,463      13,738,189
Shares reacquired..................  (12,601,925)   (111,722,746)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (7,794,359)    (68,926,823)
Shares reacquired upon conversion
  into Class A.....................   (6,647,245)    (58,526,575)
                                     -----------   -------------
Net decrease in shares
  outstanding......................  (14,441,604)  $(127,453,398)
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Year ended February 28, 1999:
Shares sold........................      737,124   $   6,785,510
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund (Note 7)....      157,565       1,457,390
Shares issued in reinvestment of
  dividends........................       24,242         221,821
Shares reacquired..................     (316,198)     (2,907,003)
                                     -----------   -------------
Net increase in shares
  outstanding......................      602,733   $   5,557,718
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1998:
Shares sold........................      178,009   $   1,593,648
Shares issued in reinvestment of
  dividends........................       13,542         120,330
Shares reacquired..................     (170,795)     (1,515,242)
                                     -----------   -------------
Net increase in shares
  outstanding......................       20,756   $     198,736
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       B-54

Notes to Financial Statements            PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

Class Z                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended February 28, 1999:
Shares sold........................    7,074,770   $  64,867,892
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund (Note 7)....       14,932         137,972
Shares issued in reinvestment of
  dividends........................      585,585       5,342,925
Shares reacquired..................   (6,169,039)    (56,583,222)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,506,248   $  13,765,567
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1998:
Shares sold........................    7,680,888   $  68,981,620
Shares issued in reinvestment of
  dividends........................      533,884       4,728,818
Shares reacquired..................   (7,221,547)    (64,479,191)
                                     -----------   -------------
Net increase in shares
  outstanding......................      993,225   $   9,231,247
                                     -----------   -------------
                                     -----------   -------------

Note 7. Acquisition of Prudential Mortgage Income Fund, Inc.
On January 22, 1999, the Fund acquired all the net assets of Prudential Mortgage Income Fund, Inc. ('Mortgage Income') pursuant to a plan of reorganization approved by Mortgage Income shareholders on January 14, 1999. The acquisition was accomplished by a tax-free exchange of the following shares:

                       Mortgage
                      Income Fund    Government
                        Shares       Income Fund
                       Redeemed     Shares Issued      Value
                      -----------   -------------   -----------
Class A.............   5,988,465       9,218,999    $85,302,295
Class B.............   3,471,691       5,348,280     49,472,834
Class C.............     102,279         157,565      1,457,390
Class Z.............       9,669          14,932        137,972

Mortgage Income net assets at that date ($136,370,491), including $522,334 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Mortgage Income immediately before the acquisition were $1,377,922,240 and $136,370,491, respectively.
--------------------------------------------------------------------------------
                                       B-55

Financial Highlights                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class A
                                                                ------------------------------------------------------------
                                                                                 Year Ended February 28/29,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $   9.05     $   8.76     $   9.04     $   8.59     $   9.13
                                                                --------     --------     --------     --------     --------
Income from investment operations
Net investment income........................................       0.55         0.58         0.60         0.60         0.59
Net realized and unrealized gain (loss) on investment
   transactions..............................................      (0.07)        0.29        (0.28)        0.45        (0.54)
                                                                --------     --------     --------     --------     --------
   Total from investment operations..........................       0.48         0.87         0.32         1.05         0.05
                                                                --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income.........................      (0.55)       (0.58)       (0.60)       (0.60)       (0.59)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $   8.98     $   9.05     $   8.76     $   9.04     $   8.59
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(a):.............................................       5.40%       10.26%        3.70%       12.41%         .83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $895,039     $819,536     $860,319     $945,038     $871,145
Average net assets (000).....................................   $836,143     $842,431     $884,862     $909,169     $ 95,560
Ratios to average net assets:
   Expenses, including distribution fees.....................       0.84%        0.86%        0.90%        0.91%        0.98%
   Expenses, excluding distribution fees.....................       0.68%        0.71%        0.75%        0.76%        0.83%
   Net investment income.....................................       6.05%        6.52%        6.78%        6.65%        7.45%
For Class A, B, C and Z shares:
   Portfolio turnover rate...................................        106%          88%         107%         123%         206%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

Financial Highlights                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class B
                                                                --------------------------------------------------------------
                                                                                  Year Ended February 28/29,
                                                                --------------------------------------------------------------
                                                                  1999         1998         1997         1996          1995
                                                                --------     --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $   9.05     $   8.77     $   9.04     $   8.60     $     9.13
                                                                --------     --------     --------     --------     ----------
Income from investment operations
Net investment income........................................       0.49         0.52         0.54         0.54           0.53
Net realized and unrealized gain (loss) on investment
   transactions..............................................      (0.06)        0.28        (0.27)        0.44          (0.53)
                                                                --------     --------     --------     --------     ----------
   Total from investment operations..........................       0.43         0.80         0.27         0.98         --
                                                                --------     --------     --------     --------     ----------
Less distributions
Dividends from net investment income.........................      (0.49)       (0.52)       (0.54)       (0.54)         (0.53)
                                                                --------     --------     --------     --------     ----------
Net asset value, end of year.................................   $   8.99     $   9.05     $   8.77     $   9.04     $     8.60
                                                                --------     --------     --------     --------     ----------
                                                                --------     --------     --------     --------     ----------
TOTAL RETURN(a):.............................................       4.83%        9.40%        3.12%       11.54%           .24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $343,425     $346,059     $461,988     $641,946     $  705,732
Average net assets (000).....................................   $322,626     $385,145     $543,796     $647,515     $1,735,413
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.50%        1.53%        1.57%        1.58%          1.66%
   Expenses, excluding distribution fees.....................       0.68%        0.71%        0.75%        0.76%          0.80%
   Net investment income.....................................       5.39%        5.85%        6.11%        5.99%          6.17%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

Financial Highlights                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                        Class C
                                                                --------------------------------------------------------
                                                                                                             August 1,
                                                                              Year Ended                      1994(c)
                                                                            February 28/29,                   Through
                                                                ---------------------------------------     February 28,
                                                                 1999       1998       1997       1996          1995
                                                                ------     ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $ 9.05     $ 8.77     $ 9.04     $ 8.60        $ 8.69
                                                                ------     ------     ------     ------         -----
Income from investment operations
Net investment income........................................     0.50       0.53       0.54       0.54          0.31
Net realized and unrealized gain (loss) on investment
   transactions..............................................    (0.06)      0.28      (0.27)      0.44         (0.09)
                                                                ------     ------     ------     ------         -----
   Total from investment operations..........................     0.44       0.81       0.27       0.98          0.22
                                                                ------     ------     ------     ------         -----
Less distributions
Dividends from net investment income.........................    (0.50)     (0.53)     (0.54)     (0.54)        (0.31)
                                                                ------     ------     ------     ------         -----
Net asset value, end of period...............................   $ 8.99     $ 9.05     $ 8.77     $ 9.04        $ 8.60
                                                                ------     ------     ------     ------         -----
                                                                ------     ------     ------     ------         -----
TOTAL RETURN(a):.............................................     4.91%      9.48%      3.20%     11.63%         2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $8,236     $2,840     $2,569     $1,799        $  204
Average net assets (000).....................................   $4,878     $2,523     $2,440     $  765        $  111
Ratios to average net assets:
   Expenses, including distribution fees.....................     1.43%      1.46%      1.50%      1.51%         1.63%(b)
   Expenses, excluding distribution fees.....................     0.68%      0.71%      0.75%      0.76%         0.88%(b)
   Net investment income.....................................     5.50%      5.92%      6.19%      5.99%         6.69%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

Financial Highlights                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                              Class Z
                                                                ------------------------------------
                                                                                          March 4,
                                                                Year Ended February       1996(c)
                                                                        28,               Through
                                                                -------------------     February 28,
                                                                 1999        1998           1997
                                                                -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $  9.04     $  8.76       $   9.13
                                                                -------     -------         ------
Income from investment operations
Net investment income........................................      0.57        0.59           0.61
Net realized and unrealized gain (loss) on investment
   transactions..............................................     (0.07)       0.28          (0.37)
                                                                -------     -------         ------
   Total from investment operations..........................      0.50        0.87           0.24
                                                                -------     -------         ------
Less distributions
Dividends from net investment income.........................     (0.57)      (0.59)         (0.61)
                                                                -------     -------         ------
Net asset value, end of period...............................   $  8.97     $  9.04       $   8.76
                                                                -------     -------         ------
                                                                -------     -------         ------
TOTAL RETURN(a):.............................................      5.58%      10.30%          3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $97,629     $84,733       $ 73,411
Average net assets (000).....................................   $86,892     $71,425       $ 39,551
Ratios to average net assets:
   Expenses, including distribution fees.....................      0.68%       0.71%          0.75%(b)
   Expenses, excluding distribution fees.....................      0.68%       0.71%          0.75%(b)
   Net investment income.....................................      6.22%       6.67%          6.76%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

Report of Independent Accountants        PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Government Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the 'Fund') at February 28, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended February 28, 1997 were audited by other independent accountants, whose opinion dated April 11, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 14, 1999
--------------------------------------------------------------------------------
                                       B-60

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (VALUE OF $1 INVESTED ON 12/31/25)

               VALUE OF $1.00 INVESTED ON 1/1/26 THROUGH 12/31/98
Small Stocks $5,116.95
Common Stocks $2,350.89
Long-Term Bonds $44.18
Treasury Bills $14.94
Inflation $9.16

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

    Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

    Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

    Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                      1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%     9.6%
----------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%     9.5%
----------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%    10.2%
----------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%    12.8%
----------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                               2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%    (4.3)%
----------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT             10.2%    18.8%    24.9%    30.9%    11.0%    10.3%     9.9%     5.5%     8.7%    17.1%

                                      1998
-----------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                              10.0%
-----------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          7.0%
-----------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               8.6%
-----------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                               1.6%
-----------------------------------
WORLD
GOVERNMENT
BONDS(5)                               5.3%
-----------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT              8.4%

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc. Data retrieved from Lipper, Inc.

(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)

                              [CHART APPEARS HERE]

-------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer-term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

A LOOK AT PERFORMANCE
Over the Long-Term
Average Annual
Returns
12/31/25-12/31/98
                            Long-Term Govt.
Common Stocks                         Bonds  Inflation
11.2%                                  5.3%       3.1%

(1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PI(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.6 million cars and insures more than 1.2 million homes.

    MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents and more than 1,400 offices across the United States.(2)

    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 4.6 million Americans receive healthcare from a Prudential managed care membership.(3)

    FINANCIAL SERVICES. The Prudential Savings Bank (FSB), a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of November 30, 1998, Prudential Mutual Fund Management was the eighteenth largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------
(1) Prudential Investments serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP. as Subadviser to International Stock Series, a portfolio of Prudential World Fund. There are multiple subadvisers for The Target Portfolio Trust.
(2) As of December 31, 1997.
(3) On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna, Inc. for $1 billion.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(4) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(5)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect/Financial AdvisersSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------
(4) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.
(5) As of December 31, 1997.

                                     III-2